TERMINATION AGREEMENT

This TERMINATION AGREEMENT (this "Agreement"), is made effective as of March 1, 2004 (the "Effective Date"), by and between RAPIDTRON, INC., a Delaware corporation, and RAPIDTRON, INC., a Nevada corporation (collectively, the "Company"); and STEVE MEINEKE, an individual ("Meineke"), with reference to the following recitals:

     A. The Company engaged Meineke to serve as the Company's Secretary, Treasurer and General Manager, pursuant to that certain Employment Agreement, dated January 1, 2003 (the "Employment Agreement").

     B. The parties now desire to terminate the Employment Agreement upon the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the foregoing recitals, the mutual covenants set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.     Termination  of  Agreement.  Subject to the terms and conditions set
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forth  herein, the Employment Agreement is hereby terminated by mutual agreement and consent of Meineke and the Company. Such termination shall be effective as of the Effective Date hereof. From and after the Effective Date hereof, except for those rights, powers, duties, liabilities and obligations set forth in Sections 7 and 8 of the Employment Agreement, neither the Company nor Meineke shall have any further right, power, duty, liability or obligation to or against one another under the Employment Agreement. Each of the Company and Meineke hereby acknowledge and agree that the obligations set forth in Sections 7 and 8 of the Employment Agreement shall survive termination of the Employment Agreement and shall continue to be observed and performed by the parties.

     2.     Unpaid Salary.  The Company hereby acknowledges that it owes Meineke
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$6,987  for  salary earned by Meineke Consulting, LLC, during the year 2002 (the
"2002 Salary"), and $38,959 for salary earned by Meineke during the year 2003 (the "2003 Salary"), and $3,750 salary earned by Meineke during 2004 through February 15, 2004. The Company shall pay to Meineke Consulting, LLC the 2002 Salary prior to paying any unpaid wages earned by any employees in the year 2003 and when it pays all other wages remaining unpaid for the year 2002, pro rata and in proportion to all other unpaid wages earned in 2002 and remaining unpaid as of the Effective Date. The Company shall pay to Meineke the 2003 Salary after all wages remaining unpaid for the year 2002 are paid, and when it pays all other wages remaining unpaid for the year 2003, pro rata and in proportion to all other unpaid wages earned in 2003 and remaining unpaid as of the Effective Date.

     3.     Related  Party  Debt.
            --------------------

          (a)     Comerica  Note.  Meineke and John Creel are joint holders, and
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the Company is the maker, of a certain Promissory Note, dated April 25, 2002, in the principal amount of $150,000 (the "Joint Note"). As of the Effective Date, the outstanding balance of the Joint Note is $70,000. Meineke and John Creel ("Creel") are joint makers, and Comerica Bank-California is the holder, of a Promissory Note dated April 25, 2002, in the principal amount of $150,000 (the "Comerica Note"). As of the Effective Date, the balance of the Comerica Note is $70,000. The proceeds of the Comerica Note were loaned to the Company under the Joint Note. The Company shall timely pay the Comerica Note on or before the 15th day of each month as a priority payment from available cash. The Company hereby agrees to indemnify and hold Meineke harmless from and against any and all obligations arising under the Joint Note or the Comerica Note. The Company shall defend Meineke against any and all actions which may arise under the Joint Note or Comerica Note, and shall reimburse Meineke for any and all reasonable costs and


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expenses  in  defending  against such actions, as and when incurred. The Company hereby agrees to pay the Comerica Note as and when due, which payments shall be credited against the balance owed by the Company to Meineke and Creel under the Joint Note.

          (b)     $15,000  Note.  Meineke  is the holder, and the Company is the
                  -------------
maker, of a Promissory Note, dated October 3, 2001, in the principal amount of $15,000 (the "15K Note"). As of the Effective Date, the balance owed under the 15K Note is $15,000 plus all interest accrued thereon pursuant to the terms of the 15K Note. The Company shall make and deliver a replacement convertible note in the principal amount of the outstanding balance of the 15K Note (the "Replacement Note"), which shall replace the 15K Note. The Replacement Note shall be convertible into common stock of Rapidtron, Inc., a Nevada corporation ("RPDT"), at the election of holder, at a conversion rate of $1.25 per share.

     4.     Options.  Meineke  is  the  owner  of  a  vested  option to purchase
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225,000  shares  of  common stock of RPDT and the owner of an unvested option to purchase an additional 225,000 shares of common stock of RPDT (the "Unvested Option"), pursuant to an Amended and Restated 2003 Stock Plan Award effective as of September 1, 2003 (the "Award")Meineke and the Company hereby amend the Award as follows:

          (a) Meineke shall continue to hold the Unvested Option after the Effective Date hereof, and the Unvested Option shall vest as of January 1, 2005, provided Meineke continuously serves as director of the Company pursuant to this Agreement from the Effective Date through January 1, 2005.

          (b) Notwithstanding anything to the contrary set forth in the Plan, the options may be exercised at any time during the five (5) year period following the Effective Date.

     5.     Director.  Meineke  shall  continue  to  serve  as a director of the
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Company  pursuant  to  a  separate  agreement  that  provides for the following:

          (a) Attendance at three board meetings per year, provided such meetings do not unreasonably interfere or conflict with Meineke's duties as President of Raleigh America or the interests of Raleigh America or Raleigh Cycle Ltd.; and

          (b) Ongoing advice and consultation on an as-needed and as-available basis.

     6.     Non-Competition.  Following the Effective Date hereof and continuing
            ---------------
for one (1) year following Meineke's termination of service as a director of the Company (the "Restriction Period"), Meineke shall not directly or indirectly, engage in, become employed by, serve as an agent or consultant to, or become a constituent member, partner, principal or stockholder (other than a holder of less than 5% of the outstanding voting shares of any publicly-held company) of any entity (a) which engages directly or indirectly in any business or activity substantially similar to any business or activity engaged in by the Company or any of its subsidiaries as of the Effective Date hereof; or (b) which engages directly or indirectly in any business or activity directly competitive with any business or activity engaged in by the Company or any of its subsidiaries as of the Effective Date hereof.

     7.     Non-Solicitation  of  Employees.  During  the  Restriction  Period,
            -------------------------------
Meineke shall not, directly or indirectly, for his own account or for the account of any other person or entity with which he is or shall become associated in any capacity, (a) solicit for employment, employ or otherwise interfere with the relationship of the Company or any of its subsidiaries with, any person who, at the time of such solicitation, employment or interference, is employed by or otherwise engaged to perform services for the Company or any of its subsidiaries, or (b) induce any employee of the Company or any of its subsidiaries who is a member of management to engage in any activity which Meineke is prohibited from engaging in under any of Sections 6, 7, 8 or 9 hereof or to terminate such employee's employment with the Company.


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     8.     Non-Solicitation  of  Customers.  During  the  Restriction  Period,
            -------------------------------
Meineke shall not, directly or indirectly, solicit or otherwise attempt to establish for himself or any other person or entity any business relationship of a nature that is competitive with the business or relationship of the Company or any of its subsidiaries with any person or entity which, on the Effective Date hereof, is a customer, client, vendor, supplier, distributor or other independent contractor of the Company or any of its subsidiaries.

     9.     Confidentiality;  Non-Disparaging Statements.  Meineke shall not, at
            --------------------------------------------
any time after the Effective Date hereof, use, publish, disseminate or otherwise disclose, directly or indirectly, any information heretofore acquired, developed or used by the Company or its subsidiaries relating to its business or the operations, employees or customers of the Company or its subsidiaries which constitutes proprietary or confidential information of the Company or its subsidiaries, including without limitation, any information concerning employees, customers, vendors, suppliers and other independent contractors; statistical data and compilations; financial and business records; know-how; patents; copyrights; trademarks; trade names; inventions; formulae; methods; processes; agreements and contracts; manuals or any other documents (collectively, "Confidential Information"), but excluding any Confidential Information which has become part of common knowledge or understanding or publicly available in the industry or otherwise in the public domain (other than from disclosure by Meineke in violation of this Agreement). Meineke shall not make, or cause to be made, any statement, observation or opinion, or communicate any information (whether oral or written) that in any way disparages the reputation or business of the Company, or any of its owners, directors, members, officers, employees representatives, or successors. Neither the Company nor any of its affiliates shall make, or cause to be made, any statement, observation or opinion, or communicate any information (whether oral or written) that in any way disparages the reputation or business of Meineke.

     10.     Remedies.
             --------

          (a)     Of  the  Company.  Meineke  acknowledges  and  agrees that the
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covenants  and  obligations  of  Meineke  with  respect  to  confidentiality and non-disparagement set forth in this Agreement relate to special, unique and extraordinary matters and that a violation of any of the terms of such covenants and obligations will cause the Company irreparable injury for which adequate remedies are not available at law. Therefore, Meineke agrees that the Company shall be entitled to an injunction, restraining order or such other equitable relief (without the requirement to post bond) as a court of competent jurisdiction may deem necessary or appropriate to restrain Meineke from committing any violation of the covenants and obligations set forth in Sections 6, 7, 8 or 9. These injunctive remedies are cumulative and in addition to any other rights and remedies the Company may have at law or in equity.

          (b)     Of  Meineke  and Meineke.  The Company acknowledges and agrees
                  ------------------------
that the covenants and obligations of the Company with respect to non-disparagement set forth in this Agreement relate to special, unique and extraordinary matters and that a violation of any of the terms of such covenants and obligations will cause Meineke irreparable injury for which adequate remedies are not available at law. Therefore, the Company agrees that Meineke shall be entitled to an injunction, restraining order or such other equitable relief (without the requirement to post bond) as a court of competent jurisdiction may deem necessary or appropriate to restrain the Company from committing any violation of the covenants and obligations set forth in Section
9. These injunctive remedies are cumulative and in addition to any other rights and remedies Meineke may have at law or in equity.

     11.     Mutual  Releases.
             ----------------

          (a)     Definitions.  As  used  herein,  "Representative"  means, with
                  -----------
respect to each party hereto, any constituent partner, constituent member, shareholder, owner, manager, director, officer, trustee, trustor, beneficiary, heir, devisee, affiliate, successor, predecessor, employee, agent, attorney or representative of such party, excluding the other parties hereto. As used herein, "Claim" means any


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claim,  demand,  assertion,  legal  proceeding,  cause of action, loss, penalty, fine, forfeiture, judgment, legal or other fee, court or other cost, liability, damage, or expense, whether any of the above are known or unknown, legal or equitable, fixed or contingent, or liquidated or unliquidated.

          (b)     Release  by  the  Company.  Except for the obligations arising
                  -------------------------
under this Agreement, the Company does hereby for itself and its Representatives release and absolutely and forever discharge Meineke of and from any and all Claims which the Company ever had or may now have or may hereafter have against Meineke or his Representatives, or any of them, arising out of, related to, or in connection with the Employment Agreement.

          (c)     Release  by Meineke.  Except for the obligations arising under
                  -------------------
this Agreement and the related documents identified herein, Meineke does hereby for himself and his Representatives release and absolutely and forever discharge the Company and its Representatives of and from any and all Claims which Meineke ever had or may now have or may hereafter have against the Company or its Representatives or any of them, arising out of, related to, or in connection with the Employment Agreement.

          (d)     Waiver of Civil Code Section 1542.  Each of the parties hereby
                  ---------------------------------
acknowledges the provisions of Section 1542 of the Civil Code of the State of California, which provide as follows:

     "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

EACH SUCH PARTY DOES HEREBY EXPRESSLY WAIVE AND RELINQUISH ALL RIGHTS AND BENEFITS WHICH IT HAS OR MAY HAVE OR HAD UNDER SAID SECTION. EACH SUCH PARTY ACKNOWLEDGES THAT IT IS AWARE THAT IT MAY HEREAFTER DISCOVER FACTS DIFFERENT FROM OR IN ADDITION TO THOSE IT NOW KNOWS OR BELIEVES TO BE TRUE WITH RESPECT TO THE CLAIMS HEREIN RELEASED, AND SUCH PARTY AGREES THAT THIS RELEASE SHALL BE AND REMAIN IN EFFECT IN ALL RESPECTS AS A COMPLETE AND GENERAL RELEASE AS TO THE MATTERS TO BE RELEASED, NOTWITHSTANDING ANY SUCH DIFFERENT OR ADDITIONAL FACTS.

     12.     General  Provisions.
             -------------------

          (a)     Attorneys  Fees.  If  any  party  commences  any  mediation,
                  ---------------
arbitration, administrative proceeding or judicial proceeding (each, a "Proceeding") to enforce or interpret any term, condition or other provision of this Agreement, then the prevailing party in such Proceeding shall be entitled to recover reasonable attorneys fees, expert witness fees, accounting fees and related costs incurred by such prevailing party in such Proceeding, in addition to any other relief to which such prevailing party may be entitled.

          (b)     Notices.  Any  notice,  offer, or other communication required
                  -------
or desired to be given in writing shall be deemed given (or received) by a party
(i) upon delivery, if hand delivered (including delivery by overnight courier service), (ii) at the expiration of three (3) days from the date of deposit in the United States mails as registered or certified matter, postage prepaid, addressed to the party entitled to receive such notice, offer or other communication, at the address set forth opposite the party's signature hereto, or (iii) if given by facsimile (telecopy) transmission, when such facsimile (telecopy) is transmitted to the facsimile number that such party shall have provided to the other party and receipt thereof is acknowledged by the recipient in writing or by return facsimile (telecopy) transmission.


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          (c)     Governing  Law.  This  Agreement  shall  be  governed  by  and
                  --------------
construed in accordance with the laws of the State of California, without giving effect to any principle or doctrine regarding conflicts of laws.

          (d)     No Waiver.  A waiver by any party of a breach of any covenant,
                  ---------
condition, restriction or agreement under this Agreement made or to be performed by any other party shall not be construed as a waiver of such breach by any other party or as a waiver of any succeeding breach of the same covenant, agreement, restriction or condition or as a waiver of any breach of any other covenant, agreement, restriction or condition under this Agreement.

          (e)     Modifications.  No alteration, change or modification of or to
                  -------------
this Agreement shall be effective unless it is made in writing and signed on behalf of each party to be charged.

          (f)     Entire  Agreement.  This  Agreement  and the related documents
                  -----------------
identified herein contains the entire understanding between the parties relating to the transactions contemplated by this Agreement, and all prior agreements, understandings, representations and statements relating to the transactions contemplated herein are superseded by this Agreement and shall be of no further force or effect.

          (g)     Counterparts.  This Agreement may be executed in any number of
                  ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

          (h)     Further  Assurances.  Each  party  shall  sign  any  other and
                  -------------------
further documents and instruments and shall take any other and further actions as might be necessary or proper in order to accomplish the intent and purposes of this Agreement.

          (i)     Severability.  In the event that any one or more provisions of
                  ------------
this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remainder hereof shall not in any way be affected or impaired thereby. Moreover, if any one or more of the provisions contained in this Agreement is held to be excessively broad as to duration, scope, activity or subject, such provisions will be construed by limiting and reducing them so as to be enforceable to the maximum extent compatible with applicable law.

IN WITNESS WHEREOF, the parties have executed, delivered and entered into this Agreement as of the Effective Date hereof.


                                    "MEINEKE"

Address:
--------
                                        /s/  Steve  Meineke
                                        ----------------------------------------
3 White Cliff                       STEVE MEINEKE, an individual
Laguna Beach, California 92677

                       [signatures continue on next page]


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                                     "COMPANY"

                                     RAPIDTRON, INC.,
                                     a Nevada corporation

Address:
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3151 Airway Avenue                   By:        /s/ John Creel
                                        ------------------------------------
Costa Mesa, California 92626-4627            John Creel, President
Attn: President

                                     RAPIDTRON, INC.,
                                     a Delaware corporation

Address:
--------
3151 Airway Avenue                   By:        /s/ John Creel
                                        ------------------------------------
Costa Mesa, California 92626-4627            John Creel, President
Attn: President


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